SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): NOVEMBER 27, 2006
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
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(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


              1605-145 County Rd. #220, Orange Park, Florida  32003
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 200-3341
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS
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     On November 27, 2006, our Board of Directors approved an anti-takeover
"poison pill" measure to protect Premier and its shareholders from abusive takeover tactics.

     Shareholders of record as of December 7, 2006 (payable December 12, 2006) will receive rights to purchase shares of common stock, class B, $0.001 par value at a purchase price of $0.001 per share in the event an individual or group of individuals, acting directly or through an entity or entities, should acquire or attempt to acquire 10% or more of Premier without prior majority shareholder approval. Shareholders of record shall receive rights at a ratio of one right per share of common stock, class A, held and one hundred rights per share of convertible class A preferred stock, $0.001 par value, held. The rights shall expire on December 31, 2007 unless otherwise extended or cancelled by Premier's Board of Directors.

     In the event this poison pill is triggered, each share of common stock, class B, issued shall carry 1,000 votes in all voting matters. Shares of common stock, class B, shall be issued under Rule 144 of the Securities Act of 1933 and therefore will be restricted and non-tradable.

     Premier presently has approximately 162 shareholders holding an aggregate of 3,600,955 shares of common stock, class A, and 30,000 shares of convertible class A preferred stock. No new issuances or cancellations are anticipated prior to the issuance of these rights.

     A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
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(c)          Exhibit.

99.1          The Registrant's Press Release dated November 27, 2006.


              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Statements made in this Form 8-K, as well as statements made by the Company in periodic filings with government entities, press releases and other public communications, that reflect management's current assumptions ad estimates of future performance are forward-looking statements made in reliance upon the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those projected, stated or implied by the statements.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PREMIER DEVELOPMENT & INVESTMENT, INC.
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                                    (Registrant)



Date: November 27, 2006             /s/ J. Scott Sitra
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                                    J. Scott Sitra
                                    President and Chief Executive Officer



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